UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2008 (May 7, 2008)
BRIGHT HORIZONS FAMILY SOLUTIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-24699	62-1742957

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Talcott Avenue South, Watertown, Massachusetts	02472

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 673-8000
Not applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On May 7, 2008, Bright Horizons Family Solutions, Inc. (the “Company”) issued a press release announcing that the stockholders of the Company voted to adopt the previously announced Agreement and Plan of Merger, dated as of January 14, 2008, by and among the Company, Swingset Holdings Corp., and Swingset Acquisition Corp., at a special meeting of the Company’s stockholders.
A copy of the press release is filed as an exhibit hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 99.1 Press Release issued by Bright Horizons Family Solutions, Inc. dated May 7, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
Date: May 7, 2008	By:	/s/ Elizabeth J. Boland
		Name:	Elizabeth J. Boland
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Bright Horizons Family Solutions, Inc. dated May 7, 2008.